UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

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☐	Soliciting Material Under Rule 14a-12

FRONT YARD RESIDENTIAL CORPORATION
(Name of Registrant as Specified in Its Charter)

SNOW PARK CAPITAL PARTNERS MASTER FUND, LP

SNOW PARK CAPITAL PARTNERS, GP

SNOW PARK CAPITAL PARTNERS, LP

SNOW PARK CAPITAL MANAGEMENT, LLC

JEFFREY PIERCE

JPL OPPORTUNITY FUND LP

SOARING EAGLE LLC

JPL MANAGEMENT SERVICES LLC

JPL ADVISORS LLC

LAZAR NIKOLIC

PHILIP R. CHAPMAN

JAY S. NICKSE

WICKAPOGUE STRUCTURED CREDIT FUND, LP

WICKAPOGUE GP, LLC

TRADETWINS VENTURES, LLC

LELAND ABRAMS

TIMBERLINE FUND, LP

TIMBERLINE FUND GP, LLC

WYNKOOP, LLC

BRANDON JUNDT

KHALIL KANAAN

GEORGE LUCACI

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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SNOW PARK CAPITAL PARTNERS MASTER FUND, LP

April 16, 2019

Dear Fellow Front Yard Stockholder:

Snow Park Capital Partners Master Fund, LP (together with its affiliates, “Snow Park” or “we”) is a significant stockholder of Front Yard Residential Corporation, a Maryland corporation (“Front Yard” or the “Company”), which, together with the other participants in this solicitation, beneficially own in the aggregate approximately 2.1% of the outstanding shares of common stock of the Company. For the reasons set forth in the attached Proxy Statement, we believe that stockholders would benefit from significant changes to the composition of the Company’s Board of Directors (the “Board”). We are therefore seeking your support at the Company’s upcoming 2019 annual meeting of stockholders (the “Annual Meeting”) scheduled to be held on Thursday, May 23, 2019, at 8:30 a.m., Atlantic Standard Time, at The Buccaneer Hotel, located at 5007 Estate Shoys, Christiansted, United States Virgin Islands 00820, for the following purposes:

1.	To elect Snow Park’s five (5) director nominees, Leland Abrams, Khalil Kanaan, George Lucaci, Lazar Nikolic and Jeffrey Pierce (each a “Nominee” and collectively, the “Nominees”), to serve until the 2020 annual meeting of stockholders and until their respective successors are duly elected and qualified;
2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;
3.	To hold a vote on the adoption of the Front Yard Residential Corporation 2019 Equity Incentive Plan;
4.	To hold a non-binding advisory vote on the compensation of the Company’s named executive officers; and
5.	To transact such other business as may properly come before the Annual Meeting.

There are seven (7) directorships up for election at the Annual Meeting. The enclosed Proxy Statement is soliciting proxies to elect only our five (5) Nominees. Accordingly, the enclosed BLUE proxy card may only be voted for our Nominees and does not confer voting power with respect to any of the Company’s director nominees. Stockholders who return the BLUE proxy card will only be able to vote for our five (5) Nominees and will not have the opportunity to vote for the other two (2) seats up for election at the Annual Meeting. You can only vote for the Company’s director nominees by signing and returning a proxy card provided by the Company. Stockholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees. Your vote to elect our Nominees will have the legal effect of replacing five (5) incumbent directors with our nominees. If at least four (4) of our Nominees are elected, they would represent a majority of the directors on the Board.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed BLUE proxy card today. The attached Proxy Statement and the enclosed BLUE proxy card are first being mailed to stockholders on or about April 17, 2019.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating and returning a later dated BLUE proxy card or by voting in person at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact Saratoga Proxy Consulting LLC, which is assisting us, at its address and toll-free numbers listed below.

Thank you for your support,

/s/ Jeffrey Pierce

Jeffrey Pierce

Snow Park Capital Partners Master Fund, LP

If you have any questions, require assistance in voting your BLUE proxy card,

or need additional copies of Snow Park’s proxy materials,

please contact Saratoga at the phone numbers listed below.

Stockholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

2019 ANNUAL MEETING OF STOCKHOLDERS
OF
FRONT YARD RESIDENTIAL CORPORATION
_________________________

PROXY STATEMENT
OF
SNOW PARK CAPITAL PARTNERS MASTER FUND, LP

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE PROXY CARD TODAY

Snow Park Capital Partners Master Fund, LP (“Snow Park Master”), Snow Park Capital Partners GP, LLC (“Snow Park GP”), Snow Park Capital Partners, LP (“Snow Park IM”), Snow Park Capital Management, LLC (“Snow Park IM GP”) and Jeffrey Pierce (collectively, “Snow Park” or “we”) are significant stockholders of Front Yard Residential Corporation, a Maryland corporation (“Front Yard” or the “Company”), who, together with the other participants in this solicitation, beneficially own in the aggregate approximately 2.1% of the outstanding shares of common stock, $0.01 par value per share (the “Common Stock”), of the Company. We believe that the Board of Directors of the Company (the “Board”) must be meaningfully reconstituted to ensure that the Board takes the necessary steps for the Company’s stockholders to realize the maximum value of their investments. We have nominated a slate of highly qualified and capable candidates who are fully committed to representing the best interests of stockholders and exploring all opportunities to unlock stockholder value. We are seeking your support at the annual meeting of stockholders scheduled to be held on Thursday, May 23, 2019, at 8:30 a.m., Atlantic Standard Time, at The Buccaneer Hotel, located at 5007 Estate Shoys, Christiansted, United States Virgin Islands 00820 (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), for the following:

1.	To elect Snow Park’s five (5) director nominees, Leland Abrams, Khalil Kanaan, George Lucaci, Lazar Nikolic and Jeffrey Pierce (each a “Nominee” and collectively, the “Nominees”), to serve until the 2020 annual meeting of stockholders and until their respective successors are duly elected and qualified;
2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;
3.	To hold a vote on the adoption of the Front Yard Residential Corporation 2019 Equity Incentive Plan (the “2019 Equity Incentive Plan”);
4.	To hold a non-binding advisory vote on the compensation of the Company’s named executive officers; and
5.	To transact such other business as may properly come before the Annual Meeting.

This Proxy Statement is soliciting proxies to elect only our Nominees. Accordingly, the enclosed BLUE proxy card may only be voted for our Nominees and does not confer voting power with respect to any of the Company’s director nominees. Stockholders who return the BLUE proxy card will only be able to vote for Snow Park’s five (5) Nominees and will not have the opportunity to vote for the other two (2) seats up for election at the Annual Meeting. See “Voting and Proxy Procedures” below for additional information. You can only vote for the Company’s director nominees by signing and returning a proxy card provided by the Company. Stockholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees.

The participants in this solicitation intend to vote their shares (the “Snow Park Group Shares”) FOR the election of the Nominees, FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, AGAINST the adoption of the 2019 Equity Incentive Plan and AGAINST the non-binding advisory vote on executive compensation, as described herein. While we currently intend to vote all of the Snow Park Group Shares in favor of the election of the Nominees, we reserve the right to vote some or all of the Snow Park Group Shares for some or all of the Company’s director nominees, as we see fit, in order to achieve a Board composition that we believe is in the best interest of all stockholders. We would only intend to vote some or all of the Snow Park Group Shares for some or all of the Company’s director nominees in the event it were to become apparent to us, based on the projected voting results at such time, that by voting the Snow Park Group Shares we could help elect the Company nominee(s) that we believe are the most qualified to serve as directors and thus help achieve a Board composition that we believe is in the best interest of all stockholders. Stockholders should understand, however, that all shares of Common Stock represented by the enclosed BLUE proxy card will be voted at the Annual Meeting as marked.

The Company has set the close of business on April 17, 2019 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The mailing address of the principal executive offices of the Company is c/o Altisource Asset Management Corporation, 5100 Tamarind Reef, Christiansted, United States Virgin Islands 00820. Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company, as of April 10, 2019, there were 53,630,204 shares of Common Stock outstanding.

This Proxy Statement and the enclosed BLUE proxy card are first being mailed to stockholders on or about April 17, 2019.

THIS SOLICITATION IS BEING MADE BY SNOW PARK AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. SNOW PARK IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS DESCRIBED HEREIN. SHOULD OTHER MATTERS, WHICH SNOW PARK IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

SNOW PARK URGES YOU TO SIGN, DATE AND RETURN THE BLUE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY MANAGEMENT TO THE COMPANY, YOU MAY REVOKE THAT PROXY AND VOTE FOR THE ELECTION OF THE NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

This Proxy Statement and our BLUE proxy card are available at
www.saratogaproxy.com/snowpark

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IMPORTANT

Your vote is important, no matter how many shares of Common Stock you own. We urge you to sign, date, and return the enclosed BLUE proxy card today to vote FOR the election of our Nominees and in accordance with Snow Park’s recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed BLUE proxy card and return it to Snow Park c/o Saratoga Proxy Consulting LLC (“Saratoga”) in the enclosed envelope today.
•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a BLUE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our Nominees only on our BLUE proxy card. So please make certain that the latest dated proxy card you return is the BLUE proxy card.

If you have any questions, require assistance in voting your BLUE proxy card,

or need additional copies of Snow Park’s proxy materials,

please contact Saratoga at the phone numbers listed below.

Stockholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

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BACKGROUND TO SOLICITATION

The following is a chronology of events leading up to this proxy solicitation:

•	Snow Park first began investing in the Company in early 2016 and sharing its views with representatives of Front Yard in early 2017.
•	In December 2017, believing that change was necessary in Front Yard’s boardroom, Snow Park nominated two candidates for election to the Board at the Company’s 2018 annual meeting of stockholders (the “2018 Annual Meeting”).
•	From January 2018 to April 2018, representatives of Snow Park and the Company engaged in various discussions and the Company implemented certain corporate governance improvements in consultation with Snow Park, including with respect to the composition of the Board. In connection therewith, Snow Park and the Company entered into a letter agreement and Snow Park agreed to withdraw its nomination of candidates for election to the Board at the 2018 Annual Meeting.
•	On November 16, 2018, Jeffrey Pierce, Managing Partner of Snow Park, had a telephone conversation with the Company’s Chief Executive Officer, George G. Ellison, following Mr. Pierce’s request for a meeting. During the call, Mr. Pierce expressed his views on the Company and its strategy. Mr. Pierce offered to help the Company address issues that Snow Park believes have been ignored for far too long, including the Company’s leverage, stockholder messaging and relationship with its external manager. Additionally, he offered to restrict Snow Park’s trading and enter into a confidentiality agreement in order to provide such guidance.
•	On November 18, 2018, Mr. Pierce sent an email to Mr. Ellison as a follow up to their discussion. Mr. Pierce expressed his concern with the lack of oversight in the boardroom and made clear Snow Park’s desire to work constructively with the Board. No response was received from the Company.
•	On December 20, 2018, Snow Park delivered a letter to the Company, in accordance with its Bylaws, nominating six (6) candidates, including Leland Abrams, Khalil Kanaan, George Lucaci, Lazar Nikolic, Mr. Pierce and another individual, for election to the Board at the Annual Meeting.
•	Over the next few weeks, outside counsel for Snow Park and the Company coordinated with each other regarding scheduling a meeting between representatives of Snow Park and representatives of the Company.
•	On January 8, 2019, Mr. Pierce had a telephone call with representatives of the Company, including Rochelle R. Dobbs, Chairperson of the Board, director David B. Reiner and Mr. Ellison. During the call, Mr. Pierce expressed his views regarding the Company, including his belief that the Company is over-leveraged and that there is a need for direct stockholder representation on the Board.
•	On January 10, 2019, outside counsel for the Company contacted outside counsel for Snow Park to inquire regarding Snow Park’s interest in continuing discussions with representatives of the Company. On the same day, through its outside counsel, Snow Park confirmed its interest in continuing discussions with the Company’s representatives. No response was received from the Company.
•	On February 7, 2019, outside counsel for Snow Park contacted outside counsel for the Company to reiterate Snow Park’s interest in continuing discussions with representatives of the Company. No response was received from the Company.
•	On March 18, 2019, outside counsel for the Company contacted outside counsel for Snow Park to inquire whether Snow Park would be interested in hearing about potential changes that the Board was contemplating making.
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•	On March 21, 2019, through its outside counsel, Snow Park informed Front Yard, through its outside counsel, that any changes that Snow Park would find acceptable must include the addition of direct stockholder representatives to the Board and that Snow Park would be happy to further discuss such matters with the Company.
•	On March 29, 2019, the Company filed its preliminary proxy statement in connection with the Annual Meeting, in which it disclosed that the size of the Board would be increased to seven (7) members effective as of the Annual Meeting in connection with its nomination of new candidate Leslie B. Fox.
•	On April 2, 2019, Snow Park issued a public letter to the Company’s stockholders in which it announced the nomination of the Nominees for election to the Board at the Annual Meeting. In the letter, Snow Park also explained its belief that the Company’s underperformance is attributed to a lack of true stockholder representation and oversight in the boardroom. Snow Park also noted that, given Front Yard’s stock price, the Company’s shares have more than 85% of untapped upside based on the Company’s own net asset value estimate of $17.50 that it disclosed in February 2019.
•	On April 4, 2019, Snow Park filed its preliminary proxy statement in connection with the Annual Meeting.

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REASONS FOR THE SOLICITATION

WE BELIEVE THAT IMMEDIATE CHANGE IS NEEDED AND WARRANTED ON FRONT YARD’S BOARD

As a sizable long-term stockholder of Front Yard, we have grown increasingly concerned in recent years with the Board’s record of presiding over strategic missteps, sustained underperformance and long-term value erosion. This concern has prompted us to spend a significant amount of time and effort thoroughly analyzing the Company’s corporate governance, strategic direction, balance sheet, portfolio and operating landscape. Time and again, our assessments have reinforced our belief that poor decision-making and a lack of stockholder oversight in the boardroom are suppressing the tremendous upside that is trapped in the Company’s shares.

We do believe there is a clear solution to the issues at hand: refresh Front Yard’s Board by installing a slate of highly-qualified independent directors that will be laser-focused on maximizing value for all stockholders. We believe a reconstituted Board that includes our Nominees will have the expertise, impartiality and ownership perspectives required to carry out an unbiased strategic review and identify paths to value creation.

We Are Deeply Concerned with Front Yard’s Dismal Stock Price Performance Under the Incumbent Board

We believe Front Yard’s long-term underperformance is punctuated by the Company’s Total Shareholder Returns (TSR) over the past one, three and five years. Throughout each period, Front Yard has dramatically lagged peers as well as the MSCI US REIT Index and the broader market.

	Total Return Performance
	1 yr	3 yr	5 yr
Front Yard Residential	(0.5%)	(7%)	(57%)
Invitation Homes*	9%	-	-
American Homes for Rent	15%	48%	44%
MSCI US REIT Index	21%	20%	54%
S&P 500	11%	47%	68%

RESI Relative Returns vs:
Invitation Homes*	(9%)	-	-
American Homes for Rent	(15%)	(55%)	(101%)
MSCI US REIT Index	(21%)	(26%)	(111%)
S&P 500	(11%)	(54%)	(126%)

Source: Bloomberg; performance calculated as of close on April 1, 2019 (day immediately prior to Snow Park’s public letter on April 2, 2019 disclosing its nomination of the Nominees).

*Note: Invitation Homes launched its IPO on 1/37/2017

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We Are Deeply Concerned That the Incumbent Board Has Failed to Close the Significant Gap That Exists Between Front Yard’s Share Price and its Stated Net Asset Value

Although publicly-listed Real Estate Investment Trusts (REITs) often trade at modest discounts to their Net Asset Value (NAV) calculations, we believe there should be at least a credible plan to address the fact that Front Yard’s shares trade at an approximate 60% discount to the Company’s own stated NAV.1 We believe stockholder representation is particularly warranted when taking into account that decisions and inaction in the boardroom are what have led to this significant valuation gap. Our view is that the recent widening of this gap is a clear signal from the marketplace that stockholders have lost confidence in the incumbent Board.

We Are Deeply Concerned That the Incumbent Board Has Embraced a Flawed Strategy That Does Not Account for Front Yard’s Operating Realities

With respect to Front Yard’s corporate strategy, we question on its face how it can succeed without dramatic changes that account for the Company’s operating realities and reinvigorate the confidence of stockholders. Specifically, the Company indicated on its most recent earnings call that scaling its portfolio to 50,000 homes is how it can bring general and administrative costs in line with peers.2 We believe this realization or prospective initiative overlooks the fact that Front Yard has not once in the past four years accessed the public markets for growth capital. We also believe such growth is nearly impossible with the Company’s terribly designed external management agreement, which is something that would have been better addressed before designing such a business plan.

We Believe the Incumbent Board Lacks Ownership Perspectives and Has Fallen Short When It Comes to Maintaining Fair Governance Policies

Our Nominees, who collectively beneficially own approximately 2.1% of the Company’s outstanding shares, have a meaningful financial interest in the Company relative to the incumbent independent directors, who collectively beneficially own 39,888 shares, or approximately 0.07% of the outstanding shares.3 Similar to incumbent directors Rochelle R. Dobbs, Wade J. Henderson and Company director nominee Leslie B. Fox, Messrs. Kanaan and Lucaci do not own any shares of the Company; however, our other Nominees, Messrs. Abrams, Nikolic and Pierce, each beneficially own shares of Common Stock and have a vested financial interest in Front Yard’s performance. After investing capital into the Company, these Nominees will bring an owner’s perspective to the boardroom and a commitment to driving stockholder value. We feel they also bring true REIT expertise to address many of the challenges Front Yard will need to overcome to close its large discount to NAV.

Moreover, we have long held that not having an ownership mentality in the boardroom has led to ineffective and unproductive stockholder relations and poor corporate governance policies. We are concerned that certain of the Company’s governance provisions severely limit the ability of stockholders to seek effective change at Front Yard. Specifically, stockholders are effectively prohibited from taking action by written consent (it must be unanimous) and can call special meetings only upon the request of a majority of outstanding shares, and in any event, directors may only be removed by a prohibitively high two-thirds vote and the Board has the exclusive right to fill vacancies. Moreover, stockholders do not have the power to amend the Bylaws and the Company does not have a majority vote standard or director resignation policy in uncontested elections. Further, the Company has not opted out of the Maryland Unsolicited Takeovers Act (“MUTA”), which allows the Board to take various stockholder-unfriendly actions, such as classifying the Board without stockholder approval. We believe it is contrary to good corporate governance practices for the Board to utilize Front Yard’s corporate machinery to insulate itself from the Company’s stockholders.

1 As of market close on March 29, 2019, Front Yard Residential Corp.’s shares were trading at $9.27. A NAV of $17.50 was set forth in Front Yard Residential Corp.’s February 2019 earnings call transcript.

2 Front Yard Residential Corp.’s February 2019 earnings call transcript.

3 Based on Front Yard Residential Corp.’s preliminary proxy statement filed on March 29, 2019.

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Our Solution: The Snow Park Nominees Possess the Experience, Expertise and Independent Ownership Mentality Needed to Maximize Value for Front Yard’s Stockholders

Our five highly-qualified Nominees will apply their collective experience and knowledge to pursuing the right strategy for realizing Front Yard’s full potential and closing the perpetual valuation gap that has been eroding stockholder value for years. Our Nominees bring strong real estate pedigrees, mortgage and financial services expertise, and deep knowledge of effective corporate governance practices in the REIT sector – all attributes that can underpin the following:

•	An impartial and expert-led strategic review of Front Yard’s plans, operations and portfolio.
•	Retention of top professionals to perform an unbiased assessment of strategic alternatives.
•	The improvement of stockholder relations practices and corporate governance policies (including opting out of MUTA).

If elected, our Nominees are committed to carrying out these initiatives in an efficient and timely manner in order to place Front Yard on a road to strong value creation.

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PROPOSAL ONE

ELECTION OF DIRECTORS

The Board is currently composed of six (6) directors, each with terms expiring at the Annual Meeting; however, according to the Company’s proxy statement for the Annual Meeting, the current Board intends to nominate seven (7) candidates for election as directors and there are seven (7) seats up for election at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our five (5) Nominees in opposition to the Company’s director nominees. Your vote to elect our Nominees will have the legal effect of replacing five (5) incumbent directors with the Nominees. If at least four (4) of the Nominees are elected, such Nominees will represent a majority of the members of the Board. In the event that our director Nominees comprise less than a majority of the Board following the Annual Meeting, there can be no assurance that any actions or changes proposed by our Nominees will be adopted or supported by the full Board.

THE NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five (5) years of each of the Nominees. The nomination was made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Nominees should serve as directors of the Company is set forth above in the section entitled “Reasons For Our Solicitation” and below. This information has been furnished to us by the Nominees. All of the Nominees are citizens of the United States of America. Mr. Kanaan is also a citizen of Lebanon.

Leland Abrams, age 36, has served as a Fund Manager at Wynkoop, LLC (“Wynkoop”), an investment fund manager, since September 2016. Prior to joining Wynkoop, Mr. Abrams was the former RMBS Sector Manager for Candlewood Investment Group, LP, an alternative asset management firm focused primarily on credit opportunities where he was responsible for overseeing approximately half of its structured credit investments, from November 2010 until April 2016. From 2008 until 2010, Mr. Abrams was a structured mortgage and esoteric ABS trader and credit analyst at United Capital Markets, Inc., a secondary market maker concentrating on asset backed and mortgage backed securities. Prior to that, Mr. Abrams was a credit analyst and trader on the proprietary credit trading desk at Dresdner Bank, A.G., a mid-size investment banking firm offering brokerage services and investment products, from 2005 until 2008. Mr. Abrams holds a B.A. in Economics from Bucknell University.

Snow Park believes Mr. Abrams’ financial expertise and his experience investing in structured credit, specifically, residential mortgage backed securities, makes him well qualified to serve on the Board.

Khalil Kanaan, age 45, has served as a Senior Managing Director at Incenter LLC, a leading provider of capital markets and fulfillment services for mortgage lenders and specialty finance companies, since April 2019. He previously served as a Portfolio Manager and Partner of One William Street Capital Management, L.P., an alternative investment adviser, from March 2008 until June 2016. Prior to that, Mr. Kanaan served in a variety of senior executive positions at Lehman Brothers Holdings, Inc., a global financial services firm, from March 1998 until December 2007. Before that, Mr. Kanaan worked as an associate at Deloitte & Touche LLP, a professional services network, from October 1996 until March 1998. Mr. Kanaan holds a B.S. in General Science from Lebanese American University as part of a Dual Degree Program with Georgia Institute of Technology as well as a B.S. in Civil & Environmental Engineering from Georgia Institute of Technology. Mr. Kanaan also earned an M.S. in Engineering & Management from the University of Michigan.

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Snow Park believes that Mr. Kanaan’s extensive experience in the financial services industry would make him a valuable addition to the Board.

George Lucaci, age 67, has served as a Partner and Senior Advisor for Wealth Management and Electronic Distribution of Alternatives for Mercury Capital Advisors, LLC, a capital raising and investment advisory enterprise, since April 2015. Prior to that, he served as the head of Capital Alternatives Group, an independent hedge fund capital raising enterprise, from October 2013 to April 2015. From February 2010 to June 2013, Mr. Lucaci served as the Senior Managing Director at Direct Access Partners LLC, a multi-asset brokerage firm, from February 2010 to June 2013. Additionally, he was also Senior Managing Director of Channel Capital Group LLC, owners of HedgeFund.net, one of Wall Street’s first electronic alternative asset distribution platforms, where he spearheaded its capital raising business and broker-dealer, from 2002 to June 2013. Prior to that, Mr. Lucaci was Senior Vice President, International Fixed Income at UBS Paine Webber (n/k/a UBS Wealth Management USA), an investment bank and stock brokerage firm, from 1999 to 2001. Mr. Lucaci also served as Managing Director of Normandy Asset Management, an investment manager, as a member of the Fixed Income Risk and Trading Group, from 1993 to 1996. Before that, Mr. Lucaci was Head of Fixed Income Sales, Senior Vice President for Nomura Securities, International, Inc., a financial services and financial management consulting company, from 1989 to 1993. In addition, Mr. Lucaci served as a Managing Director of the mortgage-backed securities business for Merrill Lynch Capital Markets, a financial services institution, from 1987 to 1989. Mr. Lucaci also served as head of Proprietary FX Futures Arbitrage Trading at Citibank, the consumer division of financial services multinational Citigroup (NYSE: C), from 1978 to 1986. Mr. Lucaci has previously served on the Duke University Library Advisory Board and on the Duke University Public Policy Building Committee in addition to establishing the George Lucaci Endowment for Imaginative Writing at Duke University. Furthermore, Mr. Lucaci served on the Board of Advisors at both George Washington University Business School & Loyola University of Maryland Sellinger School of Business. Mr. Lucaci was also a member of the George Washington University Luther Rice Society. Mr. Lucaci holds a B.A. from Duke University and an M.B.A. from George Washington University.

Snow Park believes that Mr. Lucaci’s extensive financial expertise in capital raising and with asset management will make him a valuable addition to the Board.

Lazar Nikolic, age 39, has served as a founder and managing member of each of JPL Advisors LLC and JPL Management Services LLC, providers of investment management services to private funds, since January 2016. Mr. Nikolic’s responsibilities include portfolio management, investment analysis and risk management, and he currently focuses on RMBS, structured credit, m-REITs, e-REITs, closed-end funds, specialty finance companies and special situations. From September 2009 until December 2015, Mr. Nikolic was a portfolio manager at Adler & Co., a family office. Prior to that, Mr. Nikolic was a hedge fund analyst at Alpha Beta Capital Management LLC, an investment advisor, from 2007 until 2009. Previously, Mr. Nikolic served as a software engineer at Bloomberg L.P., a privately held financial, software, data and media company, from 2003 until 2007. Mr. Nikolic holds an M.S. in Math-Finance from New York University's Courant Institute as well as a B.S. in both Mathematics and Computer Science from Lafayette College.

Snow Park believes that Mr. Nikolic’s financial expertise will make him a valuable addition to the Board.

Jeffrey Pierce, age 38, has served as the Managing Partner and Portfolio Manager of Snow Park Capital Partners, LP, a private investment firm, since March 2015. Previously, Mr. Pierce led the real estate coverage at Luxor Capital Group, LP (“Luxor”), a multi-strategy hedge fund, from March 2010 to March 2014, and served as a consultant through January 2015. Prior to his service at Luxor, Mr. Pierce served as an analyst covering public real estate securities at Farallon Capital Management, LLC, an investment firm that manages capital on behalf of institutions and individuals, from 2006 to 2010, and served as lead analyst, from 2008 to 2010. Mr. Pierce holds a B.A. in both Economics and Mathematics from New York University, where he graduated summa cum laude and was nominated to Phi Beta Kappa.

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Snow Park believes Mr. Pierce’s perspective as a shareholder in addition to his real estate investment experience makes him well qualified to serve on the Board.

The principal business address of Mr. Abrams is 33 Flying Point Road, Suite 205, Southampton, New York 11968. The principal business address of Mr. Kanaan is Museum Street, Building Idris and Hatem, 5th Floor, Badaro, Beirut – Lebanon. The principal business address of Mr. Lucaci is 225 Liberty Street, 36th Floor, New York, New York 10281. The principal business address of Mr. Nikolic is 375 Park Avenue, Suite 2702, New York, New York 10152. The principal business address of Mr. Pierce is 515 Madison Avenue, 20th Floor, New York, New York 10022.

As of the date hereof, Mr. Abrams directly beneficially owns 4,000 shares of Common Stock. In addition, by virtue of his relationship with Wickapogue Structured Credit Fund, LP (“Wickapogue Fund”) as explained elsewhere in this Proxy Statement, Mr. Abrams may be deemed to beneficially own the 75,000 shares of Common Stock beneficially owned by Wickapogue Fund.

As of the date hereof, Mr. Nikolic directly beneficially owns 3,900 shares of Common Stock. In addition, by virtue of his relationships with JPL Opportunity Fund LP (“JPL Fund”) and Soaring Eagle LLC (“Soaring Eagle”) as explained elsewhere in this Proxy Statement, Mr. Nikolic may be deemed to beneficially own the 315,785 shares of Common Stock owned in the aggregate by JPL Fund and Soaring Eagle. Mr. Nikolic may also be deemed to beneficially own the 1,500 shares of Common Stock directly owned by his spouse.

As of the date hereof, Mr. Pierce does not directly own any securities of the Company. Mr. Pierce, by virtue of his relationship with Snow Park Master as explained elsewhere in this Proxy Statement, may be deemed to beneficially own the 606,622 shares of Common Stock beneficially owned by Snow Park Master.

As of the date hereof, Messrs. Kanaan and Lucaci do not own beneficially any securities of the Company and have not entered into any transactions in securities of the Company during the past two years.

Each of the Nominees may be deemed to be a member of the Group (as defined below) for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each of the Nominees specifically disclaims beneficial ownership of shares of Common Stock that he does not directly own. For information regarding purchases and sales during the past two (2) years by the members of the Group of securities of the Company, see Schedule I.

The participants in this solicitation are collectively referred to as the “Group” herein.

Snow Park Master has signed separate letter agreements with each of the Nominees (other than Mr. Pierce) pursuant to which it and its affiliates have agreed to indemnify such Nominees against claims arising from the solicitation of proxies from the Company’s stockholders in connection with the Annual Meeting and any related transactions. For the avoidance of doubt, such indemnification does not apply to any claims made against such Nominees in their capacities as directors of the Company, if so elected.

The members of the Group have entered into an agreement pursuant to which, among other things, the parties agreed (a) to the joint filing on behalf of each of them of statements on Schedule 13D with respect to the securities of the Company to the extent required by applicable law, (b) to solicit proxies for the election of the Nominees to the Board at the Annual Meeting, and (c) that Snow Park will bear all expenses incurred in connection with the parties’ activities in connection with the solicitation.

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Other than as stated herein, there are no arrangements or understandings between the members of the Group or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made, other than the consent by the Nominees to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting. Other than as stated herein, none of the Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceeding.

Snow Park believes that each Nominee presently is, and if elected as a director of the Company would be, an “independent director” within the meaning of (i) applicable NYSE listing standards applicable to board composition, including Rule 303A.02, and (ii) Section 301 of the Sarbanes-Oxley Act of 2002.

If Snow Park is successful in electing at least four (4) of the Nominees at the Annual Meeting, then a change in control of the Board may be deemed to have occurred under certain of the Company’s material contracts and agreements. Based on a review of the Company’s material contracts and agreements, such a change in control may trigger certain change in control provisions or payments under certain of the Company’s plans and agreements, including its 2016 Equity Incentive Plan (the “2016 Plan”) and Omnibus Amendment (the “Omnibus Amendment”) to Master Services Agreement, Waiver Agreement, Services Letter and Fee Letter with Altisource S.À R.L. (“Altisource”). However, even if it should be determined that electing at least four (4) of our Nominees would result in a change in control under certain documents, we do not believe any potential effects from such a change in control would outweigh the overwhelming benefits from an improved Board. For example, under the 2016 Plan, a change in control would provide the Compensation Committee of the Board with flexibility to accelerate the vesting of awards granted thereunder; however, the Company has disclosed that awards granted to its named executive officers have double-trigger provisions, meaning that a change in control in and of itself does not trigger any payments, but rather there would also need to be a termination of the affected employees before any benefits are triggered. Under the Omnibus Amendment, Front Yard must pay $3 million to Altisource upon the earlier to occur of (i) a change in control and (ii) August 8, 2023, but Front Yard has disclosed that it already recognized the entire termination fee as an expense during the year ended December 31, 2018, which is included in acquisition and integration costs in the Company’s consolidated statement of operations.

We do not expect that the Nominees will be unable to stand for election, but, in the event any Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed BLUE proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Bylaws and shares of Common Stock represented by the enclosed BLUE proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting.

WE URGE YOU TO VOTE “FOR” THE ELECTION OF THE NOMINEES ON THE ENCLOSED BLUE PROXY CARD.

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PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board has appointed Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 and the Board is requesting that stockholders ratify such selection.

As disclosed in the Company’s proxy statement, to ratify the appointment of Ernst & Young LLP to be the Company’s independent registered public accounting firm for the year ending December 31, 2019, the affirmative vote of a majority of the votes cast at the Annual Meeting on the proposal is required.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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PROPOSAL THREE

APPROVAL OF THE ADOPTION OF THE 2019 EQUITY INCENTIVE PLAN

As discussed in further detail in the Company’s proxy statement, the Board has approved the 2019 Equity Incentive Plan, subject to approval by the Company’s stockholders. Accordingly, the Company is asking stockholders to approve the 2019 Equity Incentive Plan.

A summary of the 2019 Equity Incentive Plan and the material terms thereof are set forth in the Company’s proxy statement, along with a copy of the 2019 Equity Incentive Plan. As disclosed in the Company’s proxy statement, for the approval of the adoption of the 2019 Equity Incentive Plan, the affirmative vote of a majority of the votes cast at the Annual Meeting on the proposal is required.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

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PROPOSAL FOUR

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As discussed in further detail in the Company’s proxy statement, the Company is providing stockholders with the opportunity to vote to approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers as disclosed in accordance with SEC rules in the Company’s proxy statement. This proposal is commonly known as a “say-on-pay” proposal and is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s executive officers and the philosophy, policies and practices described in the Company’s proxy statement. Accordingly, the Company is asking stockholders to vote for the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2019 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosures, and any related material disclosed in this Proxy Statement.”

According to the Company’s proxy statement, although the vote is advisory and non-binding, the Board and the Compensation Committee of the Board will consider the voting results when making future decisions regarding compensation of the Company’s named executive officers. As disclosed in the Company’s proxy statement, for the approval of the say-on-pay proposal, the affirmative vote of a majority of the votes cast at the Annual Meeting on the proposal is required.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

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VOTING AND PROXY PROCEDURES

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Stockholders who sell shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date. Based on publicly available information, we believe that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the shares of Common Stock.

Shares of Common Stock represented by properly executed BLUE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees to the Board, FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, AGAINST the adoption of the 2019 Equity Incentive Plan and AGAINST the non-binding advisory vote on executive compensation.

According to the Company’s proxy statement for the Annual Meeting, the current Board intends to nominate seven (7) candidates for election as directors at the Annual Meeting. This Proxy Statement is soliciting proxies to elect only our Nominees. Accordingly, the enclosed BLUE proxy card may only be voted for the Nominees and does not confer voting power with respect to the Company’s nominees. Stockholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees. In the event that some of the Nominees are elected, there can be no assurance that the Company nominee(s) who get the most votes and are elected to the Board will choose to serve on the Board with the Nominees who are elected.

While we currently intend to vote all of our shares of Common Stock in favor of the election of the Nominees, we reserve the right to vote some or all of our shares of Common Stock for some or all of the Company’s director nominees, as we see fit, in order to achieve a Board composition that we believe is in the best interest of all stockholders. We would only intend to vote some or all of our shares of Common Stock for some or all of the Company’s director nominees in the event it were to become apparent to us, based on the projected voting results at such time, that less than all of the Nominees would be elected at the Annual Meeting and that by voting our shares we could help elect the Company nominees that we believe are the most qualified to serve as directors and thus help achieve a Board composition that we believe is in the best interest of all stockholders. Stockholders should understand, however, that all shares of Common Stock represented by the enclosed BLUE proxy card will be voted at the Annual Meeting as marked.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. For the Annual Meeting, the presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of Common Stock as of the Record Date will be considered a quorum for the transaction of business.

Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Shares represented by “broker non-votes” also are counted as present and entitled to vote for purposes of determining a quorum. However, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under applicable rules, your broker will not have discretionary authority to vote your shares at the Annual Meeting on any of the proposals.

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If you are a stockholder of record, you must deliver your vote by mail or attend the Annual Meeting in person and vote in order to be counted in the determination of a quorum.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum. Brokers do not have discretionary authority to vote on any of the proposals at the Annual Meeting. Accordingly, unless you vote via proxy card or provide instructions to your broker, your shares of Common Stock will count for purposes of attaining a quorum, but will not be voted on those proposals.

VOTES REQUIRED FOR APPROVAL

Election of Directors ─ The Company has adopted a plurality vote standard for non-contested and contested director elections. As a result of our nomination of the Nominees, the director election at the Annual Meeting will be contested, so the seven (7) nominees for director receiving the highest vote totals will be elected as directors of the Company. With respect to the election of directors, only votes cast “FOR” a nominee will be counted. Proxy cards specifying that votes should be withheld with respect to one or more nominees will result in those nominees receiving fewer votes but will not count as a vote against the nominees. Neither an abstention nor a broker non-vote will count as a vote cast “FOR” or “AGAINST” a director nominee. Therefore, abstentions and broker non-votes will have no direct effect on the outcome of the election of directors.

Ratification of the Appointment of Accounting Firm ─ According to the Company’s proxy statement, assuming that a quorum is present, the selection of Ernst & Young LLP will be deemed to have been ratified if a majority of the shares cast on the proposal at the Annual Meeting vote in favor of ratification. The Company has indicated that abstentions and broker non-votes will have no effect on this proposal.

Approval of the Adoption of the 2019 Equity Incentive Plan ─ According to the Company’s proxy statement, assuming that a quorum is present, the 2019 Equity Incentive Plan will be approved if a majority of the shares cast at the Annual Meeting vote in favor of the proposal. The Company has indicated that abstentions and broker non-votes will have no effect on this proposal.

Advisory Vote on Executive Compensation ─ According to the Company’s proxy statement, although the vote is non-binding, assuming that a quorum is present, the advisory vote on executive compensation will be approved if a majority of the shares cast at the Annual Meeting vote in favor of the proposal. The Company has indicated that broker non-votes and abstentions will have no effect on this proposal.

Under applicable Maryland law, none of the holders of Common Stock are entitled to appraisal rights in connection with any matter to be acted on at the Annual Meeting. If you sign and submit your BLUE proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with Snow Park’s recommendations specified herein and in accordance with the discretion of the persons named on the BLUE proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

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REVOCATION OF PROXIES

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to the Snow Park in care of Saratoga at the address set forth on the back cover of this Proxy Statement or to the Company at c/o Altisource Asset Management Corporation, 5100 Tamarind Reef, Christiansted, United States Virgin Islands 00820, or any other address provided by the Company. Although a revocation is effective if delivered to the Company, Snow Park requests that either the original or photostatic copies of all revocations be mailed to Snow Park in care of Saratoga at the address set forth on the back cover of this Proxy Statement so that Snow Park will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock. Additionally, Saratoga may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED BLUE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

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SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Snow Park. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.

Snow Park has entered into an agreement with Saratoga for solicitation and advisory services in connection with this solicitation, for which Saratoga will receive a fee not to exceed $100,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Saratoga will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Snow Park has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. Snow Park will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Saratoga will employ approximately 15 persons to solicit the Company’s stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Snow Park. Costs of this solicitation of proxies are currently estimated to be approximately $400,000. Snow Park estimates that through the date hereof, its expenses in connection with this solicitation are approximately $175,000. Snow Park intends to seek reimbursement from the Company of all expenses it incurs in connection with the solicitation of proxies for the election of the Nominees to the Board at the Annual Meeting. If such reimbursement is approved by the Board, Snow Park does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The participants in this solicitation are the members of Snow Park, the Nominees, JPL Fund, Soaring Eagle, JPL Management Services LLC (“JPL Management”), JPL Advisors LLC (“JPL Advisors”), Philip R. Chapman, Jay S. Nickse, Wickapogue Fund, Wickapogue GP, LLC (“Wickapogue GP”), TradeTwins Ventures, LLC (“TradeTwins”), Timberline Fund, LP (“Timberline Fund”), Timberline Fund GP, LLC (“Timberline GP”), Wynkoop and Brandon Jundt.

The principal business of Snow Park Master is investing in securities. The principal business of Snow Park GP is serving as the general partner of Snow Park Master. The principal business of Snow Park IM is serving as the investment manager of Snow Park Master. The principal business of Snow Park IM GP is serving as the general partner of Snow Park IM. The principal occupation of Mr. Pierce is serving as the managing member of each of Snow Park GP and Snow Park IM GP. The principal business of each of JPL Fund and Soaring Eagle is investing in securities. The principal business of JPL Management is serving as the investment manager of JPL Fund. The principal business of JPL Advisors is serving as the general partner of JPL Fund and the investment manager of Soaring Eagle. The principal occupation of each of Messrs. Chapman, Nickse and Nikolic is serving as a managing member of each of JPL Management and JPL Advisors. The principal business of Wickapogue Fund is investing in securities. The principal business of Wickapogue GP is serving as the general partner of Wickapogue Fund. The principal business of TradeTwins is serving as a managing member of Wickapogue GP. The principal occupation of Mr. Abrams is serving as the managing member of TradeTwins and a Fund Manager at Wynkoop. The principal business of Timberline Fund is investing in securities. The principal business of Timberline GP is serving as the general partner of Timberline Fund. The principal business of Wynkoop is serving as the investment manager of each of Wickapogue Fund and Timberline Fund. The principal occupation of Mr. Jundt is serving as the managing member of each of Timberline GP and Wynkoop and as a managing member of Wickapogue GP.

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The address of the principal office of each member of Snow Park is 515 Madison Avenue, 20th Floor, New York, New York 10022. The address of the principal office of each of JPL Fund, Soaring Eagle, JPL Management, JPL Advisors and Messrs. Nikolic, Chapman and Nickse is 375 Park Avenue, Suite 2702, New York, New York 10152. The address of the principal office of each of Wickapogue Fund, Wickapogue GP, Timberline Fund, Timberline GP, Wynkoop and Mr. Jundt is 5460 South Quebec Street, Suite 110, Greenwood Village, Colorado 80111. The address of the principal office of each of TradeTwins and Mr. Abrams is 33 Flying Point Road, Suite 205, Southampton, New York 11968.

As of the date hereof, Snow Park Master is the direct beneficial owner of 606,622 shares of Common Stock. Snow Park GP, as the general partner of Snow Park Master, may be deemed to beneficially own the 606,622 shares of Common Stock beneficially owned by Snow Park Master. Snow Park IM, as the investment manager of Snow Park Master, may be deemed to beneficially own the 606,622 shares of Common Stock beneficially owned by Snow Park Master. Snow Park IM GP, as the general partner of Snow Park IM, may be deemed to beneficially own the 606,622 shares of Common Stock beneficially owned by Snow Park Master. Mr. Pierce, as the managing member of each of Snow Park GP and Snow Park IM GP, may be deemed to beneficially own the 606,622 shares of Common Stock beneficially owned by Snow Park Master. As of the date hereof, JPL Fund is the direct beneficial owner of 209,185 shares of Common Stock. As of the date hereof, Soaring Eagle is the direct beneficial owner of 106,600 shares of Common Stock. JPL Management, as the investment manager of JPL Fund, may be deemed to beneficially own the 209,185 shares of Common Stock beneficially owned by JPL Fund. JPL Advisors, as the general partner of JPL Fund and the investment manager of Soaring Eagle, may be deemed to beneficially own the 209,185 shares of Common Stock beneficially owned by JPL Fund and 106,600 shares of Common Stock beneficially owned by Soaring Eagle. As of the date hereof, Mr. Nikolic beneficially owned 5,400 shares of Common Stock, including 1,500 shares of Common Stock owned by his spouse. As of the date hereof, Mr. Chapman beneficially owned 43,600 shares of Common Stock. As of the date hereof, Mr. Nickse beneficially owned 1,000 shares of Common Stock, consisting of shares held in a certain trust of which he serves as trustee. In addition, Messrs. Chapman, Nikolic and Nickse, each as a managing member of each of JPL Management and JPL Advisors, may be deemed to beneficially own the 209,185 shares of Common Stock beneficially owned by JPL Fund and 106,600 shares of Common Stock beneficially owned by Soaring Eagle. As of the date hereof, Wickapogue Fund is the direct beneficial owner of 75,000 shares of Common Stock. Wickapogue GP, as the general partner of Wickapogue Fund, may be deemed to beneficially own the 75,000 shares of Common Stock beneficially owned by Wickapogue Fund. TradeTwins, as a managing member of Wickapogue GP, may be deemed to beneficially own the 75,000 shares of Common Stock beneficially owned by Wickapogue Fund. As of the date hereof, Mr. Abrams is the direct beneficial owner of 4,000 shares of Common Stock. Mr. Abrams, as the managing member of TradeTwins, may be deemed to beneficially own the 75,000 shares of Common Stock beneficially owned by Wickapogue Fund. As of the date hereof, Timberline Fund is the direct beneficial owner of 75,000 shares of Common Stock. Timberline GP, as the general partner of Timberline Fund, may be deemed to beneficially own the 75,000 shares of Common Stock beneficially owned by Timberline Fund. Wynkoop, as the investment manager of each of Wickapogue Fund and Timberline Fund, may be deemed to beneficially own the 75,000 shares of Common Stock beneficially owned by Wickapogue Fund and the 75,000 shares of Common Stock beneficially owned by Timberline Fund. Mr. Jundt, as the managing member of each of Timberline GP and Wynkoop and as a managing member of Wickapogue GP, may be deemed to beneficially own the 75,000 shares of Common Stock beneficially owned by Wickapogue Fund and the 75,000 shares of Common Stock beneficially owned by Timberline Fund.

Snow Park Master has sold American-style call options referencing an aggregate of (i) 88,100 shares of Common Stock, which have an exercise price of $20.00 per share and expire on June 21, 2019, (ii) 10,000 shares of Common Stock, which have an exercise price of $17.50 per share and expire on June 21, 2019 and (iii) 8,500 shares of Common Stock, which have an exercise price of $20.00 per share and expire on January 17, 2020. Snow Park Master has sold American-style put options referencing an aggregate of 50,000 shares of Common Stock, which have an exercise price of $2.50 per share and expire on January 17, 2020. Snow Park Master also has a short interest in 450,000 shares of Common Stock of the Company.

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Each participant in this solicitation is a member of a “group” with the other participants for the purposes of Section 13(d)(3) of the Exchange Act. The Group may be deemed to beneficially own the 1,126,407 shares of Common Stock owned in the aggregate by all of the participants in this solicitation. Each participant in this solicitation disclaims beneficial ownership of the shares of Common Stock he or it does not directly own. For information regarding purchases and sales of securities of the Company during the past two (2) years by the participants in this solicitation, see Schedule I.

Snow Park Master and Snow Park Special Opportunities Fund, LLC (an affiliate of Snow Park that does not own any Front Yard securities) collectively beneficially own 79,799 shares of Altisource Asset Management Corporation (“AAMC”), the external manager of Front Yard, constituting approximately 5.0% of its outstanding shares. Snow Park Master has also entered into notional principal amount derivative agreements in the form of cash-settled bullet swaps with respect to 32,312 shares of AAMC, which expire on April 23, 2019 (the "AAMC Derivative Agreements"). The AAMC Derivative Agreements provide Snow Park Master with economic results that are comparable to the economic results of ownership but do not provide it with the power to vote or direct the voting or dispose of or direct the disposition of the shares that are referenced in the AAMC Derivative Agreements (such shares, the "AAMC Subject Shares"). Snow Park Master disclaims beneficial ownership in the AAMC Subject Shares. Snow Park does not presently believe that its ownership of AAMC securities creates a conflict of interest; however, it acknowledges that in the future conflicts of interest could arise due to potential competing economic interests between AAMC and Front Yard.

The shares of Common Stock directly owned by Snow Park Master, JPL Fund, Soaring Eagle, Wickapogue Fund and Timberline Fund were purchased with working capital. The shares of Common Stock beneficially owned by Messrs. Abrams, Chapman, Nickse and Nikolic were purchased with personal funds.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past ten (10) years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two (2) years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting.

There are no material proceedings to which any participant in this solicitation or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten (10) years.

OTHER MATTERS AND ADDITIONAL INFORMATION

Snow Park is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Snow Park is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed BLUE proxy card will vote on such matters in their discretion.

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STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the 2020 annual meeting of stockholders (the “2020 Annual Meeting”) must, in order to be included in the Company’s proxy statement and the form of proxy for the 2020 Annual Meeting, be delivered to the Company’s Secretary at c/o Altisource Asset Management Corporation, 5100 Tamarind Reef, Christiansted, United States Virgin Islands 00820 by December 14, 2019.

Under the Bylaws, any stockholder intending to present any proposal (other than a proposal made by, or at the direction of, the Board) at the 2020 Annual Meeting must give written notice of that proposal to the Company’s Secretary not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the proxy statement for the preceding year’s annual meeting (subject to certain exceptions if the annual meeting is advanced or delayed a certain number of days). Therefore, to be presented at the 2020 Annual Meeting, such a proposal must be delivered not earlier than November 14, 2019 nor later than 5:00 p.m., Eastern Time, on December 14, 2019.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2020 Annual Meeting is based on information contained in the Company’s proxy statement and the Bylaws. The incorporation of this information in this proxy statement should not be construed as an admission by Snow Park that such procedures are legal, valid or binding.

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND OTHER IMPORTANT INFORMATION. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

Snow Park Capital Partners Master Fund, LP

April 16,  2019

23

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY DURING THE PAST TWO YEARS

Class of Security	Amount of Securities Purchased/(Sold)	Date of Purchase/Sale

Snow Park Capital Partners Master Fund, LP

Purchase Of Common Stock	55,000	04/04/2017
Purchase Of September 2017 Put Option ($15.00 Strike Price)	169	04/04/2017
Sale Of September 2017 Put Option ($12.50 Strike Price)[1]	(150)	04/04/2017
Sale Of June 2017 Call Option ($15.00 Strike Price)[1]	(500)	04/04/2017
Purchase Of September 2017 Put Option ($15.00 Strike Price)	500	04/04/2017
Sale Of September 2017 Put Option ($12.50 Strike Price)[1]	(500)	04/04/2017
Purchase Of June 2017 Put Option ($15.00 Strike Price)	500	04/04/2017
Sale Of June 2017 Call Option ($15.00 Strike Price)[1]	(1,000)	04/04/2017
Purchase Of Common Stock	5,000	04/05/2017
Sale Of Common Stock	(5,000)	04/06/2017
Sale Of Common Stock	(900)	04/07/2017
Sale Of September 2017 Put Option ($12.50 Strike Price)[1]	(281)	04/07/2017
Sale Of Common Stock	(5,000)	04/17/2017
Purchase Of Common Stock	6,700	04/18/2017
Purchase Of Common Stock	300	04/18/2017
Purchase Of Common Stock	4,900	04/19/2017
Purchase Of Common Stock	10,000	04/20/2017
Purchase Of Common Stock	5,300	04/20/2017
Purchase Of Common Stock	20,000	04/20/2017
Purchase Of June 2017 Call Option ($15.00 Strike Price)[2]	500	04/20/2017
Sale Of June 2017 Put Option ($15.00 Strike Price)[1]	(300)	04/20/2017
Sale Of May 2017 Call Option ($15.00 Strike Price)	(500)	04/21/2017
Sale Of May 2017 Put Option ($12.50 Strike Price)	(500)	04/21/2017
Sale Of Common Stock	(8,010)	04/21/2017
Sale Of Common Stock	(8,470)	04/24/2017
Sale Of May 2017 Put Option ($12.50 Strike Price)[1]	(500)	04/24/2017
Sale Of May 2017 Call Option ($15.00 Strike Price)[1]	(500)	04/24/2017
Sale Of Common Stock	(1,900)	04/25/2017

Purchase Of Common Stock	15,000	04/25/2017
Sale Of Common Stock	(3,920)	04/26/2017
Purchase Of Common Stock	10,000	04/28/2017
Sale Of September 2017 Put Option ($12.50 Strike Price)	(200)	4/28/2017
Purchase Of September 2017 Put Option ($15.00 Strike Price)	86	4/28/2017
Sale Of May 2017 Put Option ($12.50 Strike Price)[1]	(100)	4/28/2017
Sale Of September 2017 Put Option ($12.50 Strike Price)[1]	(150)	4/28/2017
Purchase Of June 2017 Put Option ($15.00 Strike Price)	10	4/28/2017
Sale Of June 2017 Call Option ($15.00 Strike Price)	(200)	4/28/2017
Sale Of Common Stock	(4,000)	05/01/2017
Purchase Of June 2017 Call Option ($15.00 Strike Price)[2]	200	05/02/2017
Sale Of Common Stock[1]	(80,000)	05/08/2017
Sale Of Common Stock[1]	(100,000)	05/08/2017
Sale Of Common Stock[1]	(144,498)	05/08/2017
Sale Of Common Stock[1]	(25,000)	05/08/2017
Purchase Of Common Stock	375,000	05/08/2017
Sale Of Common Stock[1]	(225,000)	05/09/2017
Purchase Of Common Stock	226,500	05/09/2017
Sale Of Common Stock[1]	(403,500)	05/09/2017
Purchase Of Common Stock	400,000	05/09/2017
Purchase Of Common Stock	15,000	05/09/2017
Sale Of Common Stock[1]	(20,000)	05/10/2017
Sale Of Common Stock[1]	(251,000)	05/10/2017
Purchase Of Common Stock	251,000	05/10/2017
Sale Of Common Stock[1]	(286,000)	05/11/2017
Sale Of Common Stock[1]	(20,000)	05/11/2017
Purchase Of Common Stock	286,000	05/11/2017
Purchase Of Common Stock	15,000	05/16/2017
Purchase Of May 2017 Call Option ($15.00 Strike Price)[2]	93	05/16/2017
Purchase Of Common Stock	10,000	05/17/2017
Sale Of Common Stock	(15,000)	05/18/2017
Sale Of Common Stock	(18,638)	05/19/2017
Sale Of Common Stock	(8,000)	05/22/2017
Sale Of Common Stock	(4,000)	05/23/2017
Purchase Of Common Stock	5,000	05/25/2017
Purchase Of Common Stock	10,000	05/31/2017
Purchase Of June 2017 Put Option ($15.00 Strike Price)	3	05/31/2017
Sale Of September 2017 Put Option ($12.50 Strike Price)[1]	(50)	05/31/2017
Purchase Of September 2017 Put Option ($15.00 Strike Price)	4	05/31/2017
Purchase Of Common Stock	10,000	06/01/2017

Purchase Of Common Stock	5,000	06/05/2017
Purchase Of Common Stock	10,000	06/06/2017
Purchase Of Common Stock	5,000	06/07/2017
Purchase Of Common Stock	10,000	06/08/2017
Purchase Of Common Stock	800	06/08/2017
Purchase Of Common Stock	100	06/12/2017
Purchase Of Common Stock	9,900	06/12/2017
Sale Of Common Stock[1]	(75,000)	06/13/2017
Purchase Of Common Stock	75,000	06/13/2017
Purchase Of June 2017 Put Option ($12.50 Strike Price)	500	06/14/2017
Purchase Of September 2017 Put Option ($12.50 Strike Price)[2]	700	06/14/2017
Sale Of September 2017 Put Option ($10.00 Strike Price)[1]	(700)	06/14/2017
Sale Of July 2017 Call Option ($12.50 Strike Price)[1]	(186)	06/14/2017
Purchase Of July 2017 Put Option ($12.50 Strike Price)	1	06/14/2017
Sale Of Common Stock[1]	(76,000)	06/14/2017
Purchase Of Common Stock	6,000	06/14/2017
Purchase Of Common Stock	76,000	06/14/2017
Sale Of Common Stock[1]	(76,000)	06/15/2017
Purchase Of Common Stock	300	06/15/2017
Purchase Of Common Stock	500	06/15/2017
Purchase Of Common Stock	76,000	06/15/2017
Sale Of Common Stock	(125,162)	06/16/2017
Sale Of Common Stock[1]	(47,038)	06/16/2017
Purchase Of Common Stock	1,081	06/16/2017
Purchase Of Common Stock	3,919	06/16/2017
Sale Of Common Stock	(7,711)	06/19/2017
Sale Of Common Stock	(5,000)	06/20/2017
Sale Of Common Stock	(5,000)	06/22/2017
Sale Of Common Stock	(10,000)	06/23/2017
Sale Of December 2017 Put Option ($10.00 Strike Price)	(304)	06/23/2017
Sale Of Common Stock	(2,700)	06/27/2017
Purchase Of Common Stock	15,000	06/28/2017
Purchase Of Common Stock	6,501	06/29/2017
Purchase Of Common Stock	4,000	06/30/2017
Purchase Of September 2017 Put Option ($15.00 Strike Price)	6	06/30/2017
Sale Of December 2017 Put Option ($10.00 Strike Price)[1]	(10)	06/30/2017
Purchase Of Common Stock	5,000	07/05/2017
Sale Of Common Stock	(4,000)	07/10/2017
Purchase Of Common Stock	10,000	07/14/2017
Purchase Of September 2017 Put Option ($12.50 Strike Price)	631	07/14/2017
Sale Of December 2017 Put Option ($15.00 Strike Price)[1]	(750)	07/14/2017

Sale Of December 2017 Put Option ($15.00 Strike Price)[1]	(210)	07/14/2017
Purchase Of September 2017 Put Option ($12.50 Strike Price)	210	07/14/2017
Purchase Of September 2017 Put Option ($12.50 Strike Price)	119	07/14/2017
Purchase Of Common Stock	10,000	07/17/2017
Purchase Of Common Stock	10,000	07/19/2017
Delivery Of Common Stock Upon Assignment of July 2017 Call Option ($12.50 Strike Price)	(8,900)	07/20/2017
Purchase Of Common Stock	183	07/20/2017
Delivery Of Common Stock Upon Assignment of July 2017 Call Option ($12.50 Strike Price)	(9,700)	07/21/2017
Sale Of Common Stock[1]	(32,900)	09/15/2017
Sale Of Common Stock[1]	(79,600)	09/15/2017
Sale Of September 2017 Put Option ($12.50 Strike Price)[1]	(329)	09/15/2017
Sale of September 2017 Put Option ($15.00 Strike Price)[1]	(796)	09/15/2017
Purchase Of Common Stock	149,572	12/14/2017
Sale Of Common Stock	(180,000)	12/14/2017
Sale Of Common Stock	(86,000)	12/14/2017
Purchase Of June 2018 Call Option ($12.50 Strike Price)	1,000	12/14/2017
Purchase Of June 2018 Call Option ($10.00 Strike Price)	1,000	12/14/2017
Purchase Of June 2018 Call Option ($12.50 Strike Price)	2,000	12/18/2017
Purchase Of June 2018 Call Option ($10.00 Strike Price)	2,000	12/18/2017
Purchase Of March 2018 Call Option ($12.50 Strike Price)	1,000	12/18/2017
Sale Of Common Stock	(220,000)	12/18/2017
Sale Of Common Stock	(200,000)	12/18/2017
Sale Of Common Stock	(149,572)	12/18/2017
Purchase Of Common Stock	349,572	12/18/2017
Purchase Of Common Stock	42,262	12/20/2017
Purchase Of Common Stock	5,318	12/20/2017
Purchase Of January 2018 Call Option ($12.50 Strike Price)	674	12/20/2017
Purchase Of March 2018 Call Option ($12.50 Strike Price)	664	12/20/2017
Sale Of Cash Settled Swaps[1]	(340,000)	12/29/2017
Purchase Of June 2018 Call Option ($12.50 Strike Price)	150	12/29/2017
Purchase Of June 2018 Call Option ($10.00 Strike Price)	150	12/29/2017
Purchase Of Common Stock	350,000	12/29/2017
Purchase Of Common Stock	8,200	12/29/2017

Purchase Of June 2018 Call Option ($10.00 Strike Price)	7	01/31/2018
Purchase Of June 2018 Call Option ($10.00 Strike Price)	25	02/02/2018
Sale Of Cash Settled Swaps[1]	(9,572)	02/05/2018
Purchase Of Common Stock	25,000	02/05/2018
Purchase Of Common Stock	70,000	02/09/2018
Purchase Of Common Stock	18,100	02/12/2018
Purchase Of Common Stock	6,612	02/13/2018
Purchase Of Common Stock	10,190	02/14/2018
Purchase Of Common Stock	16,887	02/14/2018
Purchase Of Common Stock	20,000	02/15/2018
Purchase Of Common Stock	40,000	02/20/2018
Sale Of Cash Settled Swaps	(349,572)	02/20/2018
Purchase Of Cash Settled Swaps[2]	349,572	02/20/2018
Purchase Of Common Stock	40,000	02/21/2018
Purchase Of Common Stock	39,703	02/23/2018
Purchase Of June 2018 Call Option ($10.00 Strike Price)	20	02/28/2018
Purchase Of Common Stock	1,000	03/05/2018
Purchase Of Common Stock	8,082	03/06/2018
Purchase Of Common Stock	55,000	03/07/2018
Sale Of Common Stock[1]	(50,000)	03/07/2018
Sale Of Common Stock[1]	(150,000)	03/20/2018
Purchase Of Common Stock	157,000	03/20/2018
Purchase Of Common Stock	3,200	03/26/2018
Purchase Of June 2018 Call Option ($10.00 Strike Price)	200	03/29/2018
Purchase Of June 2018 Call Option ($12.50 Strike Price)	200	03/29/2018
Sale Of Common Stock[1]	(92,001)	03/29/2018
Purchase Of Common Stock	96,853	03/29/2018
Purchase Of Common Stock[2]	19,000	04/02/2018
Purchase Of Common Stock	340,000	04/05/2018
Sale Of June 2018 Call Option ($10.00 Strike Price)	(3,400)	04/05/2018
Purchase Of June 2018 Put Option ($10.00 Strike Price)	3,400	04/05/2018
Purchase Of Common Stock	50,000	04/05/2018
Purchase Of Common Stock[2]	1,012,998	04/09/2018
Sale Of Cash Settled Swaps[1]	(1,012,998)	04/09/2018
Sale Of Common Stock[1]	(4,600)	04/13/2018
Sale Of May 2018 Call Option ($10.00 Strike Price)[1]	(1,000)	04/13/2018
Purchase Of May 2018 Put Option ($10.00 Strike Price)	1,000	04/13/2018
Sale Of Common Stock	(15,800)	04/16/2018
Sale Of Common Stock[1]	(4,200)	04/16/2018
Sale Of June 2018 Call Option ($10.00 Strike Price)	(2)	04/17/2018
Sale Of June 2018 Call Option ($10.00 Strike Price)[1]	(998)	04/17/2018

Sale Of Common Stock	(13,169)	04/19/2018
Sale Of Common Stock	(3,100)	04/23/2018
Sale Of Common Stock	(20,000)	04/24/2018
Sale Of Common Stock	(10,000)	04/27/2018
Sale Of June 2018 Call Option ($10.00 Strike Price)[1]	(500)	04/30/2018
Sale Of May 2018 Call Option ($10.00 Strike Price)[1]	(250)	04/30/2018
Purchase Of June 2018 Put Option ($10.00 Strike Price)	6	04/30/2018
Delivery Of Common Stock Upon Assignment Of May 2018 Call Option ($10.00 Strike Price)	(125,000)	05/18/2018
Sale Of Common Stock	(10,000)	05/22/2018
Purchase Of Common Stock	12,826	06/15/2018
Delivery Of Common Stock Upon Assignment Of June 2018 Call Option ($10.00 Strike Price)	(149,800)	06/15/2018
Purchase Of Cash Settled Swaps[2]	287,674	06/22/2018
Sale Of Common Stock	(295,202)	06/22/2018
Sale Of Common Stock	(54,798)	06/22/2018
Purchase Of Cash Settled Swaps[2]	350,000	06/25/2018
Sale Of Common Stock	(350,000)	06/25/2018
Purchase of September 2018 Call Option ($12.50 Strike Price)	134	06/25/2018
Sale Of Common Stock	(311,998)	06/26/2018
Purchase Of Cash Settled Swaps[2]	311,998	06/26/2018
Purchase Of Cash Settled Swaps[2]	22,000	06/27/2018
Purchase Of Common Stock	50,000	06/28/2018
Sale Of Common Stock[1]	(225,000)	06/28/2018
Purchase Of Common Stock	225,000	06/28/2018
Sale Of Common Stock[1]	(30,000)	06/28/2018
Sale Of Cash Settled Swaps[1]	(150,000)	06/29/2018
Purchase Of Common Stock	150,000	06/29/2018
Purchase Of Common Stock	200	08/09/2018
Sale Of March 2019 Call Option ($17.50 Strike Price)[1]	(1,000)	08/09/2018
Sale Of March 2019 Call Option ($17.50 Strike Price)[1]	(1,000)	08/13/2018
Purchase Of Cash Settled Swaps[2]	191,326	08/13/2018
Purchase Of Common Stock	40,000	08/13/2018
Sale Of Common Stock	(171,326)	08/13/2018
Sale Of Common Stock	(20,000)	08/13/2018
Sale Of December 2018 Call Option ($12.50 Strike Price)[1]	(500)	08/13/2018
Sale Of December 2018 Call Option ($15.00 Strike Price)[1]	(500)	08/13/2018
Sale Of December 2018 Call Option ($17.50 Strike Price)[1]	(500)	08/13/2018
Sale Of March 2019 Call Option ($20.00 Strike Price)[1]	(250)	08/13/2018

Purchase Of Common Stock	10,000	08/14/2018
Sale Of December 2018 Call Option ($15.00 Strike Price)[1]	(1,000)	08/17/2018
Purchase Of Common Stock	10,000	08/17/2018
Sale Of September 2018 Call Option ($15.00 Strike Price)[1]	(73)	08/17/2018
Sale Of October 2018 Call Option ($12.50 Strike Price)[1]	(500)	08/20/2018
Sale Of October 2018 Call Option ($15.00 Strike Price)[1]	(500)	08/20/2018
Purchase Of Common Stock	10,000	08/20/2018
Purchase Of Common Stock	5,000	08/21/2018
Sale Of December 2018 Call Option ($12.50 Strike Price)[1]	(500)	09/19/2018
Sale Of December 2018 Call Option ($10.00 Strike Price)[1]	(1,000)	09/19/2018
Purchase Of September 2018 Put Option ($10.00 Strike Price)	1,000	09/19/2018
Purchase Of October 2018 Call Option ($10.00 Strike Price)	519	09/19/2018
Sale Of December 2018 Call Option ($10.00 Strike Price)	(100)	09/19/2018
Sale Of January 2020 Call Option ($20.00 Strike Price)[1]	(300)	09/19/2018
Sale Of December 2018 Put Option ($7.50 Strike Price)[1]	(500)	09/19/2018
Sale Of December 2018 Call Option ($15.00 Strike Price)[1]	(223)	09/19/2018
Purchase Of Common Stock	1,100	09/19/2018
Sale Of Common Stock	(27,213)	09/19/2018
Purchase Of October 2018 Call Option ($10.00 Strike Price)	1,000	09/19/2018
Sale Of January 2020 Call Option ($20.00 Strike Price)[1]	(1,000)	09/19/2018
Sale Of December 2018 Call Option ($15.00 Strike Price)[1]	(250)	09/21/2018
Sale Of October 2018 Call Option ($10.00 Strike Price)	(500)	09/21/2018
Sale Of March 2019 Put Option ($7.50 Strike Price)[1]	(225)	09/24/2018
Sale Of October 2018 Put Option ($10.00 Strike Price)[1]	(300)	09/24/2018
Sale Of December 2018 Put Option ($7.50 Strike Price)[1]	(300)	09/24/2018
Sale Of December 2018 Put Option ($7.50 Strike Price)[1]	(390)	09/24/2018
Sale Of March 2019 Put Option ($7.50 Strike Price)[1]	(488)	09/24/2018
Sale Of December 2018 Call Option ($17.50 Strike Price)[1]	(399)	09/24/2018

Sale Of December 2018 Call Option ($17.50 Strike Price)[1]	(389)	09/24/2018
Purchase Of Common Stock	25,000	09/24/2018
Purchase Of Common Stock	4,100	09/24/2018
Purchase Of Common Stock	25,409	09/24/2018
Purchase Of Common Stock	300	09/24/2018
Purchase Of Common Stock	91,710	09/25/2018
Sale Of October 2018 Call Option ($10.00 Strike Price)	(1,019)	09/25/2018
Purchase Of Common Stock	4,000	09/25/2018
Purchase Of Common Stock	5,400	09/25/2018
Purchase Of Common Stock	15,201	09/25/2018
Sale Of Common Stock	(25,000)	09/26/2018
Sale Of Common Stock[1]	(200,000)	09/27/2018
Sale Of Common Stock	(10,000)	09/27/2018
Purchase Of Common Stock	200,000	09/27/2018
Sale Of December 2018 Call Option ($10.00 Strike Price)[1]	(80)	09/28/2018
Sale Of December 2018 Call Option ($12.50 Strike Price)[1]	(20)	09/28/2018
Sale Of December 2018 Call Option ($17.50 Strike Price)[1]	(25)	09/28/2018
Sale Of January 2020 Call Option ($20.00 Strike Price)[1]	(50)	09/28/2018
Purchase Of Common Stock	250,000	09/28/2018
Sale Of Common Stock[1]	(250,000)	09/28/2018
Sale Of November 2018 Call Option ($12.50 Strike Price)[1]	(400)	10/04/2018
Purchase Of October 2018 Put Option ($10.00 Strike Price)[2]	300	10/04/2018
Purchase Of October 2018 Put Option ($10.00 Strike Price)	200	10/04/2018
Purchase Of December 2018 Call Option ($10.00 Strike Price)[2]	600	10/10/2018
Purchase Of October 2018 Put Option ($10.00 Strike Price)	300	10/10/2018
Purchase Of October 2018 Put Option ($10.00 Strike Price)	150	10/10/2018
Sale Of Common Stock	(50,000)	10/10/2018
Sale Of Common Stock	(2,400)	10/11/2018
Purchase Of October 2018 Put Option ($10.00 Strike Price)	250	10/11/2018
Purchase Of December 2018 Call Option ($10.00 Strike Price)[2]	580	10/16/2018
Sale Of Common Stock	(32,480)	10/16/2018
Sale Of Common Stock	(5,000)	10/16/2018
Purchase Of December 2018 Call Option ($15.00 Strike Price)[2]	800	10/17/2018
Purchase Of January 2020 Call Option ($20.00 Strike Price)[2]	80	10/17/2018
Purchase Of January 2020 Call Option ($20.00 Strike Price)[2]	120	10/18/2018

Sale Of Common Stock	(20,000)	10/19/2018
Sale Of Common Stock	(1,001)	10/22/2018
Purchase Of November 2018 Put Option ($10.00 Strike Price)	1	10/23/2018
Purchase Of January 2020 Call Option ($20.00 Strike Price)[2]	600	10/23/2018
Purchase Of December 2018 Put Option ($10.00 Strike Price)	800	10/24/2018
Sale Of December 2018 Call Option ($12.50 Strike Price)[1]	(20)	10/26/2018
Purchase Of January 2020 Call Option ($20.00 Strike Price)[2]	352	10/29/2018
Purchase Of January 2020 Call Option ($20.00 Strike Price)[2]	113	10/30/2018
Sale Of December 2018 Put Option ($7.50 Strike Price)[1]	(20)	10/31/2018
Purchase Of December 2018 Put Option ($10.00 Strike Price)	15	10/31/2018
Sale Of March 2019 Put Option ($7.50 Strike Price)[1]	(50)	10/31/2018
Sale Of December 2018 Call Option ($12.50 Strike Price)[1]	(50)	10/31/2018
Purchase Of November 2018 Put Option ($7.50 Strike Price)	222	11/02/2018
Sale Of December 2018 Call Option ($15.00 Strike Price)[1]	(15)	11/09/2018
Sale Of December 2018 Call Option ($12.50 Strike Price)[1]	(50)	11/09/2018
Purchase Of December 2018 Put Option ($7.50 Strike Price)[2]	1,210	11/09/2018
Purchase Of Common Stock	30,000	11/09/2018
Purchase Of Common Stock	20,000	11/09/2018
Purchase Of Common Stock	20,000	11/09/2018
Sale Of November 2018 Put Option ($10.00 Strike Price)	(1)	11/16/2018
Sale Of Common Stock	(100)	11/16/2018
Purchase Of Common Stock	30,000	11/29/2018
Sale Of March 2019 Put Option ($7.50 Strike Price)[1]	(50)	11/30/2018
Sale Of March 2019 Call Option ($17.50 Strike Price)[1]	(100)	11/30/2018
Purchase Of Common Stock	35,000	12/03/2018
Sale Of March 2019 Call Option ($15.00 Strike Price)[1]	(1,000)	12/07/2018
Sale Of Common Stock	(20,000)	12/10/2018
Sale Of January 2019 Call Option ($12.50 Strike Price)[1]	(500)	12/12/2018
Sale Of January 2019 Call Option ($20.00 Strike Price)[1]	(881)	12/12/2018
Sale Of December 2018 Call Option ($10.00 Strike Price)[1]	(103)	12/12/2018

Sale Of December 2018 Call Option ($10.00 Strike Price)[1]	(300)	12/17/2018
Sale of March 2019 Call Option ($17.50 Strike Price)[1]	(800)	12/18/2018
Sale of January 2019 Put Option ($5.00 Strike Price)[1]	(1,000)	12/18/2018
Sale of January 2019 Call Option ($10.00 Strike Price)[1]	(500)	12/18/2018
Sale of December 2018 Call Option ($10.00 Strike Price)[1]	(500)	12/18/2018
Sale of January 2019 Call Option ($10.00 Strike Price)[1]	(300)	12/18/2018
Sale of January 2019 Put Option ($5.00 Strike Price)[1]	(80)	12/19/2018
Purchase of Common Stock	81,500	12/21/2018
Delivery of Common Stock Upon Exercise of December 2018 Put Option ($10.00 Strike Price)	(81,500)	12/21/2018
Sale of Common Stock	(30,000)	12/24/2018
Purchase of Common Stock	25,000	12/26/2018
Sale of January 2020 Put Option ($2.50 Strike Price)[1]	(500)	12/27/2018
Sale of Common Stock	(10,000)	12/31/2018
Purchase of Common Stock	100	01/02/2019
Purchase of Common Stock	5,000	01/03/2019
Purchase of Common Stock	27,521	01/04/2019
Sale of June 2019 Call Option ($17.50 Strike Price)[1]	(100)	01/08/2019
Delivery of Common Stock Upon Assignment of January 2019 Call Option ($10.00 Strike Price)	(80,000)	01/18/2019
Purchase of Common Stock	30,000	01/18/2019
Purchase of Common Stock	100	01/18/2019
Sale of Common Stock	(5,599)	01/22/2019
Sale of Common Stock	(20,000)	02/06/2019
Purchase of Common Stock	40,000	03/28/2019
Sale of Common Stock	(15,000)	03/28/2019
Purchase of Common Stock	10,000	04/02/2019
Purchase of Common Stock	600	04/02/2019
Purchase of Common Stock	5,000	04/02/2019
Purchase of Common Stock	5,000	04/02/2019

LAZAR NIKOLIC

Purchase Of Common Stock	200	04/20/2017
Purchase Of Common Stock	400	04/20/2017
Purchase Of Common Stock	400	04/20/2017
Sale Of Common Stock	(758)	08/10/2018
Sale Of Common Stock	(2,242)	08/10/2018
Sale Of Common Stock	(2,000)	08/17/2018

JPL OPPORTUNITY FUND LP

Purchase Of Common Stock	5,000	04/20/2017
Purchase Of Common Stock	5,000	04/20/2017
Purchase Of Common Stock	705	04/20/2017
Purchase Of Common Stock	4,000	06/14/2017
Purchase Of Common Stock	4,000	06/14/2017
Purchase Of Common Stock	5,000	07/28/2017
Purchase Of Common Stock	805	07/28/2017
Purchase Of Common Stock	5,000	07/31/2017
Purchase Of Common Stock	2,000	08/16/2017
Purchase Of Common Stock	3,000	09/05/2017
Purchase Of Common Stock	3,000	09/06/2017
Purchase Of Common Stock	5,000	11/07/2017
Sale Of Common Stock	(11,000)	12/29/2017
Purchase Of Common Stock	10,000	07/27/2018
Purchase Of Common Stock	5,000	07/30/2018
Purchase Of Common Stock	5,000	07/30/2018
Purchase Of Common Stock	4,477	08/01/2018
Sale Of Common Stock	(5,000)	08/07/2018
Sale Of Common Stock	(2,900)	08/08/2018
Sale Of Common Stock	(5,000)	08/09/2018
Sale Of Common Stock	(5,000)	08/09/2018
Sale Of Common Stock	(1,900)	08/09/2018
Sale Of Common Stock	(5,000)	08/09/2018
Sale Of Common Stock	(10,000)	08/10/2018
Sale Of Common Stock	(10,000)	08/10/2018
Sale Of Common Stock	(6,200)	08/10/2018
Sale Of Common Stock	(1,900)	08/10/2018
Sale Of Common Stock	(10,000)	08/14/2018

Sale Of Common Stock	(10,000)	08/16/2018
Sale Of Common Stock	(4,400)	08/16/2018
Sale Of Common Stock	(10,000)	08/17/2018
Purchase Of Common Stock	4,900	09/11/2018
Purchase Of Common Stock	10,000	09/27/2018
Purchase Of Common Stock	5,000	09/27/2018
Purchase Of Common Stock	3,302	10/05/2018
Purchase Of Common Stock	10,000	10/10/2018
Purchase Of Common Stock	10,000	10/11/2018
Purchase Of Common Stock	10,000	10/11/2018
Purchase Of Common Stock	10,000	10/11/2018
Sale Of Common Stock	(2,200)	10/15/2018
Sale Of Common Stock	(5,000)	10/16/2018
Purchase Of Common Stock	10,000	10/26/2018
Purchase Of Common Stock	10,000	10/26/2018
Purchase Of Common Stock	6,500	10/26/2018
Purchase Of Common Stock	10,000	10/30/2018
Purchase Of Common Stock	6,100	11/02/2018
Purchase Of Common Stock	10,000	11/07/2018
Purchase Of Common Stock	10,000	11/08/2018
Purchase Of Common Stock	10,000	11/09/2018
Sale Of Common Stock	(4,500)	11/14/2018
Purchase Of Common Stock	5,000	11/16/2018
Purchase Of Common Stock	17,300	11/30/2018
Sale Of Common Stock	(10,000)	12/06/2018
Sale Of Common Stock	(7,300)	01/18/2019
Sale Of Common Stock	(1,000)	02/07/2019

SOARING EAGLE LLC

Purchase Of Common Stock	7,900	11/07/2018
Purchase Of Common Stock	40,000	11/08/2018
Purchase Of Common Stock	6,500	11/08/2018
Purchase Of Common Stock	2,200	11/09/2018

PHILIP CHAPMAN

Purchase Of Common Stock	1,000	11/07/2017
Purchase Of Common Stock	3,500	10/11/2018
Purchase Of Common Stock	2,000	10/11/2018
Sale Of Common Stock	(2,500)	10/15/2018
Sale Of Common Stock	(3,600)	10/15/2018
Purchase Of Common Stock	2,000	10/26/2018
Purchase Of Common Stock	2,000	10/29/2018
Purchase Of Common Stock	2,000	10/30/2018
Purchase Of Common Stock	1,000	11/01/2018
Purchase Of Common Stock	1,000	11/08/2018
Purchase Of Common Stock	1,000	11/09/2018
Purchase Of Common Stock	1,000	11/09/2018
Purchase Of Common Stock	2,000	11/09/2018
Purchase Of Common Stock	1,000	11/15/2018
Purchase Of Common Stock	1,000	11/16/2018
Purchase Of Common Stock	1,000	11/20/2018
Purchase Of Common Stock	2,000	11/29/2018

JAY S. NICKSE

(Through a trust)

Purchase Of Common Stock	1,000	11/09/2018

TIMBERLINE FUND, LP

Purchase Of Common Stock	50,000	09/24/2018
Purchase Of Common Stock	25,000	09/26/2018

LELAND ABRAMS

Purchase Of Common Stock	3,900	09/06/2018
Purchase Of Common Stock	100	09/06/2018

WICKAPOGUE STUCTURED CREDIT FUND, LP

Purchase Of Common Stock	40,000	06/27/2018
Purchase Of Common Stock	40,000	07/02/2018
Purchase Of Common Stock	20,000	07/30/2018
Sale Of Common Stock	(10,000)	08/09/2018
Sale Of Common Stock	(5,000)	08/13/2018
Purchase Of Common Stock	5,000	08/13/2018
Sale Of Common Stock	(5,000)	08/17/2018
Purchase Of Common Stock	3,608	08/17/2018
Purchase Of Common Stock	1,427	08/21/2018
Sale Of Common Stock	(10,000)	08/27/2018
Sale Of Common Stock	(2,775)	08/27/2018
Purchase Of Common Stock	10,000	09/06/2018
Purchase Of Common Stock	10,000	09/27/2018
Sale Of Common Stock	(22,260)	11/29/2018

__________________________

1 Represents a short sale.

2 Represents a purchase to cover a short position.

SCHEDULE II

The following table is reprinted from the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 12, 2019.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND RELATED STOCKHOLDER MATTERS

Beneficial Ownership of Common Stock

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the record date by:

•	each Director nominee for election as Director and named executive officer of Front Yard;
•	all Directors and executive officers of Front Yard as a group; and
•	all persons known by Front Yard to own beneficially 5% or more of the outstanding common stock.

The table is based upon information supplied to us by Directors, nominees, executive officers and principal stockholders and filings under the Exchange Act and is based on an aggregate of 53,630,204 shares of our common stock issued and outstanding as of April 10, 2019. Unless otherwise indicated, the address of all persons below is: c/o Altisource Asset Management Corporation, 5100 Tamarind Reef, Christiansted, United States Virgin Islands 00820.

Shares Beneficially Owned as of April 10, 2019

Name of Beneficial Owner:	Amount	Percent
Deer Park Road Management Company, L.P. (1)	6,486,766	12.1%
Vanguard Group (2)	5,736,355	10.7%
Altisource Portfolio Solutions S.A. (3)	4,144,402	7.7%
BlackRock, Inc. (4)	4,012,445	7.5%
FMR LLC (5)	3,689,642	6.9%

Directors, Nominee and Named Executive Officers:	Amount	Percent
Rochelle R. Dobbs (6)	—	—
George G. Ellison (7)	524,851	*
Michael A. Eruzione (8)	8,401	*
Leslie B. Fox	—	—
Wade J. Henderson (9)	—	—
George W. McDowell (10)	11,816	*
David B. Reiner (8)	19,401	*
Robin N. Lowe (11)	85,447	*
Stephen H. Gray (11)	63,448	*
Michael G. Lubin (11)	77,780	*
Rene Dittrich (12)	16,945	*
All Directors and Executive Officers as a Group (10 persons) (13)	808,089	1.5%

__________

*	Less than 1%
II-1

(1)	Based on information contained in a Schedule 13G/A jointly filed with the SEC on February 14, 2019 by Deer Park Road Management Company, LP, Deer Park Road Management GP, LLC, Deer Park Road Corporation, Michael David Craig-Scheckman, AgateCreek LLC and Scott Edward Burg (collectively “Deer Park Road”). Includes 6,486,766 shares as to which shared voting power and shared dispositive power is claimed and zero shares as to which sole voting power and sole dispositive power is claimed. Deer Park Road’s address is 1195 Bangtail Way, Steamboat Springs, Colorado 80487.
(2)	Based on information contained in a Schedule 13G/A filed jointly with the SEC on February 11, 2019 by Vanguard Group (“Vanguard”). Includes 51,838 shares as to which sole voting power is claimed, 2,500 shares as to which shared voting power is claimed, 5,689,964 shares as to which sole dispositive power is claimed and 46,391 shares as to which shared dispositive power is claimed. Vanguard’s address is 100 Vanguard Blvd., Malvern, PA 19355.
(3)	Based on information contained in a Schedule 13D/A jointly filed with the SEC on August 24, 2018 by Altisource Portfolio Solutions S.A. and William B. Shepro (collectively, “ASPS”). Includes 4,144,402 shares as to which both sole voting power and sole dispositive power is claimed and 194,860 shares as to which shared voting and shared dispositive power is claimed. ASPS’s address is 40, avenue Monterey, L-2163 Luxembourg, Grand Duchy of Luxembourg.
(4)	Based on information contained in a Schedule 13G/A filed with the SEC on February 4, 2019 by BlackRock, Inc. (“BlackRock”). Includes 3,876,103 shares as to which sole voting power is claimed, 4,012,445 shares as to which sole dispositive power is claimed and zero shares as to which shared voting and shared dispositive power is claimed. BlackRock’s address is 55 East 52nd Street, New York, NY 10055.
(5)	Based on information contained in a Schedule 13G/A filed jointly with the SEC on February 13, 2019 by FMR LLC and Abigail P. Johnson (collectively, “FMR”). Includes 559,900 shares as to which sole voting power is claimed, 3,689,642 shares as to which sole dispositive power is claimed, and zero shares as to which shared voting power and shared dispositive power is claimed. FMR’s address is 245 Summer Street, Boston, Massachusetts 02210.
(6)	Excludes 2,397 RSUs granted on April 24, 2017 that have vested, 4,196 RSUs granted on May 26, 2017 that have vested, and 7,049 RSUs granted on May 24, 2018 that will vest within 60 days after April 10, 2019. Receipt of such shares is deferred until the third anniversary of the grant date, and none of such shares have voting rights until the deferral period expires.
(7)	Includes options to purchase 200,000 shares of common stock that have vested but have not yet been exercised and an aggregate of 47,226 service-based RSUs that vest on May 24, 2019 and May 26, 2019. Does not include 170,900 service-based RSUs, 245,326 market-based RSUs or options to purchase 367,857 shares of common stock of the Company, none of which vest or become exercisable within 60 days after April 10, 2019.
(8)	For each of Messrs. Eruzione and Reiner, excludes 6,630 RSUs granted on July 11, 2016 that have vested, 4,196 RSUs granted on May 26, 2017 that have vested, and 7,049 RSUs granted on May 24, 2018 that will vest within 60 days after April 10, 2019. Receipt of such shares is deferred until the third anniversary of the grant date, and none of such shares have voting rights until the deferral period expires.
II-2

(9)	Excludes 350 RSUs granted on April 24, 2017 that have vested, 4,196 RSUs granted on May 26, 2017 that have vested, and 7,049 RSUs granted on May 24, 2018 that will vest within 60 days after April 10, 2019. Receipt of such shares is deferred until the third anniversary of the grant date, and none of such shares have voting rights until the deferral period expires.
(10)	Excludes 739 RSUs granted on April 6, 2018 that have vested and 7,049 RSUs granted May 24, 2018 that will vest within 60 days after April 10, 2019. Receipt of such shares is deferred until the third anniversary of the grant date, and none of such shares have voting rights until the deferral period expires.
(11)	For each of Messrs. Lowe, Gray and Lubin, includes options to purchase 43,722 shares of common stock that have vested but have not yet been exercised and an aggregate of 10,345 service-based RSUs that vest on May 24, 2019 and May 26, 2019. Does not include 45,571 service-based RSUs, 54,722 market-based RSUs or options to purchase 77,008 shares of common stock of the Company, none of which vest or become exercisable within 60 days after April 10, 2019.
(12)	Includes an aggregate of 8,196 service-based RSUs that vest on May 24, 2019 and May 26, 2019. Does not include 31,503 service-based RSUs, none of which vest within 60 days after April 10, 2019.
(13)	Includes options to purchase 331,166 shares of common stock that have vested but have not yet been exercised and an aggregate of 86,457 service-based RSUs that vest on May 24, 2019 and May 26, 2019. Excludes an aggregate of 407,891 service-based RSUs (including 68,775 director RSUs for which issuance of shares of common stock is deferred until the 3rd anniversary of the grant date), 409,492 market-based RSUs and options to purchase 598,881 shares of common stock of the Company, none of which vest or become exercisable within 60 days after April 10, 2019.

II-3

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give us your proxy FOR the election of our Nominees by taking three steps:

•	SIGNING the enclosed BLUE proxy card,
•	DATING the enclosed BLUE proxy card, and
•	MAILING the enclosed BLUE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed BLUE voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Saratoga at the address set forth below.

If you have any questions, require assistance in voting your BLUE proxy card,

or need additional copies of Snow Park’s proxy materials,

please contact Saratoga at the phone numbers listed below.

Stockholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

BLUE PROXY CARD

FRONT YARD RESIDENTIAL CORPORATION

2019 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF SNOW PARK CAPITAL PARTNERS MASTER FUND, LP AND THE OTHER PARTICIPANTS IN ITS SOLICITATION

THE BOARD OF DIRECTORS OF FRONT YARD RESIDENTIAL CORPORATION
IS NOT SOLICITING THIS PROXY

P       R       O       X       Y

The undersigned appoints Jeffrey Pierce, John Ferguson and Ryan Nebel, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock, par value $0.01 (the “Common Stock”), of Front Yard Residential Corporation (the “Company”), which the undersigned would be entitled to vote if personally present at the 2019 Annual Meeting of Stockholders of the Company scheduled to be held on Thursday, May 23, 2019, at 8:30 a.m., Atlantic Standard Time, at The Buccaneer Hotel, located at 5007 Estate Shoys, Christiansted, United States Virgin Islands 00820 (including at any adjournments or postponements thereof and at any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Snow Park Capital Partners Master Fund, LP (“Snow Park”) a reasonable time before this solicitation.

This Proxy may only be voted for our nominees and does not confer voting power with respect to any of the Company’s director nominees. Stockholders who return this Proxy will only be able to vote for our five nominees and will not have the opportunity to vote for the other two seats up for election at the Annual Meeting.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” PROPOSAL 2, “AGAINST” PROPOSAL 3 AND “AGAINST” PROPOSAL 4.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Snow Park’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

BLUE PROXY CARD

[X] Please mark vote as in this example

SNOW PARK RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1. SNOW PARK MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSALS 2, 3 AND 4.

1.	Snow Park’s proposal to elect Leland Abrams, Khalil Kanaan, George Lucaci, Lazar Nikolic and Jeffrey Pierce as directors of the Company:
	FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL NOMINEE(S) EXCEPT WRITTEN BELOW

Nominees: Leland Abrams Khalil Kanaan George Lucaci Lazar Nikolic Jeffrey Pierce	☐	☐	☐ ______________ ______________ ______________ ______________

Snow Park does not expect that any of its nominees will be unable to stand for election, but, in the event that any nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, Snow Park has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, shares of Common Stock represented by this proxy card will be voted for such substitute nominee(s).

2.	Company’s proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019:

☐FOR	☐AGAINST	☐ABSTAIN

3.	Company’s proposal to approve the adoption of the Front Yard Residential Corporation 2019 Equity Incentive Plan:

☐FOR	☐AGAINST	☐ABSTAIN

4.	Company’s proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers:

☐FOR	☐AGAINST	☐ABSTAIN

DATED: ____________________________

____________________________________

(Signature)

____________________________________

(Signature, if held jointly)

____________________________________

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.